Exhibit 99.1

Zoned Properties’ CEO Bryan McLaren

Joins Executive Councils, Expands Thought Leader Position

Accepted to Forbes Real Estate Council, an Invitation-Only Community;

Appointed a Founding Member of Vistage Executive Business Council of Scottsdale;

Accepted Membership with the U.S. Green Building Council

Company Launches New Website with Updated Project Information

SCOTTSDALE, Ariz., August 17, 2017 /PRNewswire/ -- Zoned Properties, Inc. (OTCQX: ZDPY), a strategic real estate development firm whose primary mission is to identify, develop, and lease sophisticated, safe, and sustainable properties in emerging industries, including the licensed medical marijuana industry, today announced its Chief Executive Officer, Bryan McLaren, has been accepted into two executive councils and the Company has become a member of the U.S. Green Building Council, further expanding the role of Zoned Properties as an influencer and thought leader in the strategic real estate development industry.

The three organizations include:

●	The recently founded Forbes Real Estate Council, an invitation-only community for executives in the real estate industry. Mr. McLaren is the first member from the licensed medical marijuana industry to join the council and one of the first members to join nationally. Council members are hand-selected to become part of a new and innovative community for executives to discuss and solve pressing business challenges with their peers, share their insights via thought leadership articles on Forbes.com and get personalized support from the Forbes Councils concierge team. The Forbes Real Estate Council was conceived through collaboration from Forbes, one of the most iconic media companies in the world, and the team behind Young Entrepreneur Council, one of the most world-class entrepreneurship organizations. Together, they have created a new form of professional community for top executives that proactively connects them with each other as well as best-in-class resources based on their specific business needs.

●	The Vistage Executive Business Council of Scottsdale, Arizona; a local organization of Chief Executives designed to facilitate networking and business development, to which Mr. McLaren is a Founding Member. Along with other Founding Members, Mr. McLaren will launch the first executive Vistage group for the greater Scottsdale area, creating a platform for local leaders to discuss business issues, share expertise and provide one another with support to help achieve their goals. Vistage, a leading business advisory and executive coaching organization, has been helping CEOs and companies improve and grow their businesses by exchanging ideas since 1957. With more than 21,000 members across 20 countries, Vistage is a great resource for entrepreneurs to gain better insights, make better decisions, become more effective leaders and achieve better results.

●	The U.S. Green Building Council (“USGBC”), a non-profit organization committed to promoting sustainability-focused practices in the building and construction industry. Zoned Properties has become a member of USGBC, a non-profit organization that works with government, member businesses and allied organizations to support policies and programs that advance greener buildings and communities. Through the organization’s community work, continuous collaboration with industry experts, market research publications and professional credentials, USGBC is a driving force in the green building sector. USGBC, established in 1993, is the originator of the Leadership in Energy and Environmental Design (LEED), a certification program for buildings and communities that guides their design, construction, operations and maintenance towards sustainability.

“It is a tremendous honor to represent Zoned Properties by joining each of these executive-level organizations,” commented Bryan McLaren, Chief Executive Officer of Zoned Properties. “The invitations for membership validate how far our Company has come over the past few years as an influencer for sustainable development in emerging industries. There is extraordinary power in the sharing of ideas and experiences across a group of talented and driven leaders that can benefit our respective businesses and the communities in which we operate. I am passionate about sustainable business development and believe actively participating in these councils may help provide Zoned Properties with additional platforms for sharing our keys to success, networking and exploring additional growth opportunities.”

As part of the Company’s evolution, Zoned Properties has launched a new corporate website at www.zonedproperties.com. The new corporate website is designed to provide visitors with comprehensive information about the Company’s current portfolio of properties and strategic development advisory services for clients across the country. The new website has a clean, crisp design and richer content, giving the Company a better conduit to provide updates for our existing portfolio and for development properties including project design, construction plans and expansion results complete with images. The site also provides current and prospective investors with easy access to company details including recent stock news and information.

“Zoned Properties is committed to providing executive leadership in emerging industries including the licensed medical marijuana industry, which we believe will greatly benefit from sustainable development principles,” McLaren added. “Our Company will continue to operate with open, transparent and material reporting of our business operations and financial performance to the investment community. Our new website provides prospective clients, local communities, and investors with detailed information on our properties and expansion plans. The trading status of our stock on the ‘OTCQX Best Markets,’ the highest tier of the OTC Markets, highlights our achievements, the integrity of our operations and diligence with which we have met the market’s stringent requirements for financial standards and corporate governance. Of the more than 10,000 securities traded on OTC Markets, we are proud to have Zoned Properties’ stock as one of very few that has achieved the highest tier of ‘OTCQX Best Markets’.”

About Zoned Properties, Inc. (ZDPY):

Zoned Properties is a strategic real estate development firm whose primary mission is to identify, develop, and lease sophisticated, safe, and sustainable properties in emerging industries, including the licensed medical marijuana industry. The Company acquires commercial properties that face unique zoning challenges and identifies solutions that can potentially have a major impact on the cash flow and property value. Zoned Properties targets commercial properties that can be acquired and re-zoned for specific purposes. Zoned Properties does not grow, harvest, sell or distribute cannabis or any substances regulated under United States law such as the Controlled Substances Act.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as "believe," "expect," "anticipate," "plan," "potential," "continue" or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Investor Relations

Brett Maas
Managing Partner
Hayden IR
Tel (646) 536-7331
brett@haydenir.com